U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A1


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 19, 2006
                                  -------------


                             NORTHERN ETHANOL, INC.
                             ----------------------
        (Exact name of small business issuer as specified in its charter)


          Delaware                    000-51564                 34-2033194
---------------------------           ---------                 ----------
State or other jurisdiction     Commission File Number     (IRS Employer ID No.)
    of  incorporation)

                              193 King Street East
                                    Suite 300
                        Toronto, Ontario, M5A 1J5, Canada
                        ---------------------------------
                    (Address of principal executive offices)

                                 (416) 366-5511
                                 --------------
                           (Issuer's Telephone Number)

                               497 Delaware Avenue
                                Buffalo, NY 14202
                                -----------------
                                (Former Address)


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Item 4.01  Change in Registrant's Certifying Accountant

     On July 19, 2006, the firm of Raich Ende Malter & Co. LLP ("REM"), our independent accountant during the period from November 29, 2004 (inception) through July 19, 2006, was dismissed. Our Board of Directors authorized this action. REM had audited our financial statements for the fiscal years ended December 31, 2005, and for the period from November 29, 2004 (inception) to December 31, 2004, and reviewed our financial statements for the period ended March 31, 2006.

     In connection with the audits of our financial statements from November 29, 2004 (inception) to December 31, 2004 and for the year ended December 31, 2005 and the interim period through July 19, 2006, there were no disagreements with REM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which disagreements, if not resolved to the satisfaction of REM, would have caused them to make reference in connection with its reports to the subject matter of the disagreements.

     The audit report of REM on our financial statements from November 29, 2004 (inception) to December 31, 2004 and as of and for the year ended December 31, 2005, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

     We requested that REM furnish us with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of said letter is attached to this report as Exhibit 16.2.

     Effective July 19, 2006 we retained the firm of KPMG as our independent accountant, to review our unaudited financial statements for the interim periods ended June 30, 2006, September 30, 2006 and to audit our financial statement for our fiscal year ending December 31, 2006, and include such report as part of our annual report on Form 10-KSB for our fiscal year ending December 31, 2006. There were no consultations between us and KPMG prior to their appointment.

Item 9.01.  Exhibits.

Number      Exhibit
------      -------

16.2        Letter from Raich Ende Malter & Co LLP

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to its report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 3, 2006                NORTHERN ETHANOL, INC.
                                      (Registrant)


                                      By:   s/Ciaran Griffin
                                         ---------------------------------------
                                         Ciaran Griffin, Chief Financial Officer